Exhibit 99.1

Investor Presentation March 2, 2015

FORWARD-LOOKING STATEMENTS This presentation contains “forward-looking statements” that we believe to be reasonable as of the date of this presentation. These statements, which include any statement that does not relate strictly to historical facts, use terms such as “anticipate,” “assume,” “believe,” “estimate,” “expect,” “forecast,” “intend,” “plan,” “position,” “potential,” “predict,” “project,” or “strategy” or the negative connotation or other variations of such terms or other similar terminology. In particular, statements, express or implied, regarding future results of operations or ability to generate sales, income or cash flow, to make acquisitions, or to make distributions to unitholders are forward-looking statements. These forward-looking statements are based on management’s current plans, expectations, estimates, assumptions and beliefs concerning future events impacting Buckeye Partners, L.P. (the “Partnership” or “BPL”) and therefore involve a number of risks and uncertainties, many of which are beyond management’s control. Although the Partnership believes that its expectations stated in this presentation are based on reasonable assumptions, actual results may differ materially from those expressed or implied in the forward-looking statements. The factors listed in the “Risk Factors” sections of, as well as any other cautionary language in, the Partnership’s public filings with the Securities and Exchange Commission, provide examples of risks, uncertainties and events that may cause the Partnership’s actual results to differ materially from the expectations it describes in its forward-looking statements. Each forward-looking statement speaks only as of the date of this presentation, and the Partnership undertakes no obligation to update or revise any forward-looking statement. © Copyright 2015 Buckeye Partners, L.P. 2

INVESTMENT HIGHLIGHTS Over 125 years of continuous operations, with a 28-year track record as a publicly traded MLP on the NYSE Paid cash distributions each quarter since formation in 1986 Lower cost of capital realized from elimination of GP IDRs; differentiation from many MLP peers Best practices initiative implemented in 2009 to change culture, business strategies and processes More commercially focused, increased employee empowerment, more accountability and increased incentive pay for success Primarily fee-based cash flows from our transportation, terminal throughput and storage activities Investment-grade credit rating with a conservative approach toward financing growth Increased geographic and product diversity, including access to international logistics opportunities, and significant near-term growth projects, resulting from recent acquisitions Growth capital investment opportunities across our asset platform, including crude oil diversification projects utilizing existing asset footprint, to generate exceptional financial returns for our unitholders © Copyright 2015 Buckeye Partners, L.P. 3 Linden hub BORCO jetties

ORGANIZATIONAL OVERVIEW Three Business Operating Units Domestic Pipelines & Terminals One of the largest independent liquid petroleum products pipeline operators in the United States with pipelines located primarily in the Northeast and Midwest and liquid petroleum products terminals located throughout the United States Global Marine Terminals An integrated network of marine terminals located primarily in the East Coast and Gulf regions of the U.S. and in the Caribbean Buckeye Services Merchant Services Markets liquid petroleum products in areas served by Domestic Pipelines & Terminals and Global Marine Terminals Development & Logistics Operates or maintains third-party pipelines and performs engineering and construction management services for third parties Sale of Natural Gas Storage Business Completed the sale for approximately $103 million, after closing adjustments, as of December 31, 2014 © Copyright 2015 Buckeye Partners, L.P. 4 Buckeye owns and operates a diversified network of integrated assets providing midstream logistic solutions 2014 Adjusted EBITDA Market and Financial Highlights As of February 27, 2015 Market Data (1) Unit Price $77.74 Market Capitalization $9.9 billion Yield 5.9% Financial Data Adjusted EBITDA $763.6 million Distribution per Unit (Annualized) $4.55 Distribution Coverage Ratio 0.96x Leverage Ratio 4.06x

PIPELINE AND TERMINAL SYSTEM MAP © Copyright 2015 Buckeye Partners, L.P. 5

DOMESTIC PIPELINES & TERMINALS OVERVIEW ~6,000 miles of pipeline with ~110 delivery locations More than 115 liquid petroleum product terminals ~55 million barrels of liquid petroleum product storage capacity Stable fee-based cash flows derived from throughput volumes, tariffs and terminalling and storage fees © Copyright 2015 Buckeye Partners, L.P. 6 Pipeline Throughput Volumes (bpd in thousands) Terminal Throughput Volumes (bpd in thousands) Refined petroleum storage tanks at our Macungie terminal in Pennsylvania 1,309.2 1,358.1 1,385.6 1,426.4 1,430.3 2010 2011 2012 2013 2014

GLOBAL MARINE TERMINALS OVERVIEW © Copyright 2015 Buckeye Partners, L.P. 7 2014 Leased Capacity 2014 Revenue Buckeye’s network of marine terminals facilitates global flows of liquid petroleum products and offers customers connectivity to some of the worlds most important bulk storage and blending hubs CARIBBEAN BORCO, St. Lucia and Yabucoa ~41 million barrels of liquid petroleum product storage capacity Deep-water access and the ability to berth ULCCs and VLCCs in The Bahamas and St. Lucia Take or pay contracts along with capabilities for ancillary services such as berthing, blending, bunkering and transshipping NEW YORK HARBOR Perth Amboy, Port Reading and Raritan Bay ~16 million barrels of liquid petroleum products storage capacity Deep-water ports Expanded Colonial pipeline and Buckeye interconnect pipeline to Buckeye Linden hub Ship, barge, truck, rail and pipeline transportation capabilities SOUTH TEXAS Corpus Christi & Eagle Ford 2.5 million barrels of crude oil, condensate and naphtha storage currently in service Splitter and additional storage construction underway Three crude oil gathering stations in the Eagle Ford Deep water docks Rail unloading facility 28% 39% 33% Fuel Oil Crude Oil Refined Products

BUCKEYE SERVICES OVERVIEW Merchant Services Provides valuable market insight and transparency to our logistics businesses Focuses on providing incremental product flow through Buckeye’s core assets Captures optionality in underutilized assets through limited and well-understood strategies with appropriate amount of risk Contributed approximately $35 million in revenues to Buckeye’s logistics businesses during last twelve months Recent developments: New leadership is implementing new processes and analysis to improve business Focus on optimizing utilization where commodity risks can be efficiently and effectively limited © Copyright 2015 Buckeye Partners, L.P. 8 Development & Logistics Operates or maintains third-party pipelines under agreements with major oil and gas, petrochemical and chemical companies Performs engineering and construction management services for third parties Potential for further growth: Recent project wins provide footprint in important shale plays Operating Eagle Ford crude oil gathering pipeline Operating Permian-based pipeline system Exploring opportunities in NGL logistics Potential repurposing projects Merchant Services Development & Logistics

Buckeye’s business is primarily fee-based; limiting impact of lower crude oil prices CRUDE OIL PRICING IMPACT AND DIVERSIFICATION © Copyright 2015 Buckeye Partners, L.P. 9 CRUDE OIL DIVERSIFICATION Chicago Complex Long-term storage and throughput agreement with construction of 1.1 million barrels of crude oil storage placed in service Q3 2014 Long-term crude oil storage, throughput and rail loading services agreement; rail operations began in Q4 2013 New York Harbor Perth crude oil by rail capability with outbound transportation options including ship, barge and rail Caribbean ~9 million barrels of crude oil storage at BORCO facility ~9 million barrels of crude oil storage at St. Lucia facility Project underway to convert fuel oil tanks to crude oil service at BORCO Corpus Christi When initial expansion is complete, 3.5 million barrels of crude oil, condensate and naphtha storage expected to be available at marine terminal CRUDE OIL PRICING IMPACT Certainty of cash flows despite uncertainty in crude oil markets Domestic crude oil business benefits from long-term contracts 100% of Trafigura field gathering terminals, splitter and associated storage under long-term “take or pay” contracts Eagle Ford and Permian among most economical US shale plays Potential upside to lower crude oil prices Contango markets, particularly Brent crude oil Increased demand for storage capacity, particularly GMT assets Opportunity to capture higher storage rates Creates opportunity in Merchant Services segment Increased volumes across our pipelines and terminals Potential negative impact from lower crude oil prices Settlement revenues derived primarily from vapor recovery units Value of recovered product declines as refined product prices fall Butane blending revenues narrow as butane-gasoline spread narrows

Transaction Overview Buckeye acquired 80% of the interests of a newly formed company, Buckeye Texas Partners (“BTP”), with Trafigura AG, a global leader in international commodities trading and logistics, in September 2014 for $860 million The assets of BTP will include a vertically integrated system of midstream assets strategically located in Corpus Christi, Texas and the Eagle Ford Shale Deep water, high volume marine petroleum products terminal Condensate splitter and LPG storage complex Eagle Ford crude oil/condensate gathering facilities All assets are fully supported by 7-10 year minimum volume commitments and storage contracts Significant opportunity for additional infrastructure build-out to support expected growth in the Eagle Ford and Corpus Christi markets Buckeye is the operator of the assets © Copyright 2015 Buckeye Partners, L.P. 10 Texas Hub – Corpus Christi, TX Financial Benefits 100% fee-based take-or-pay cash flows Revenues are fully contracted for 7 to 10 year terms Acquisition Adjusted EBITDA investment multiple forecast to be approximately 8.5x in 2016 Highly accretive to distributable cash flow per unit; forecast to be approximately 8% in 2016 Positions Buckeye for acceleration of distribution growth BUCKEYE TEXAS PARTNERS ACQUISITION OVERVIEW

 STRATEGIC RATIONALE AND ASSET OVERVIEW © Copyright 2015 Buckeye Partners, L.P. 11 Unique opportunity to acquire a midstream platform in the Gulf Coast with long-term committed revenues and significant opportunities for further growth Strategic Rationale Allows Buckeye to enter a strategic North American shale play, the Eagle Ford, and capitalize on growing production trends and strong macroeconomic fundamentals Potential for significant future growth through strategic partnership with Trafigura to support current and potential future growth capital projects with incremental long-term revenue commitments Allows Buckeye to operate in four North American energy hubs – Chicago, New York Harbor, the Caribbean and the Gulf Coast Enhanced scale, diversification, and growth for Buckeye as well as offering new opportunities to work with Trafigura to leverage Buckeye’s existing terminal assets to connect different product flows Asset Overview (1) Buckeye Texas Hub (“Texas Hub”) Deep water, high volume marine petroleum products export terminal 2.7 MMbbls of crude oil, condensate and naphtha storage Buckeye Texas Processing (“Texas Processing”) Condensate splitter with 1.8 MMbbls associated storage capacity 1.1 MMbbls of refrigerated/pressurized LPG storage capacity 0.3 MMbbls of additional condensate storage capacity Buckeye Field Services (“BFS”) Three crude oil and condensate gathering facilities in the Eagle Ford with associated storage and pipeline connectivity Upon completion of existing growth capital projects. Mexico Eagle Ford Shale Corpus Christi Houston Port Arthur Texas Hub/Processing Sweeny Galena Park Channelview Beaumont, TX Field Services

SYSTEM COMPLETION © Copyright 2015 Buckeye Partners, L.P. 12 Buckeye Texas Partners Product Mix(2) In MMbbls Texas Processing Tank Construction – Corpus Christi, Texas Existing Assets Today Texas Hub 1.2 MMbbls storage capacity (naphtha, crude oil) Deep-water docks capable of berthing three vessels and two barges simultaneously 20 LACT units and rail unloading Texas Processing 0.9 MMbbls storage capacity (condensate) 6 LACT units Buckeye Field Services All three crude oil and condensate gathering facilities operational with storage capability Additional Assets Currently Under Construction Texas Hub Additional 1.4 MMbbls condensate storage expected to be in-service Q1 2016, growing total capacity to 2.7 MMbbls Texas Processing 2 x 25 Mbpd splitter; expected to be operational Q3 2015 2.4 MMbbls additional storage capacity; expected to be placed in service by mid-2015, growing total capacity to 3.3 MMbbls Buckeye Field Services Additional George West storage and LACT units expected to be operational in 2015 Significant assets are in-service today with total expected investment of approximately $1.1 billion (1) Including completion of the first phase of the expansion of the assets and system integration 100% basis for BTP. Capacity upon completion of existing capital projects 3.5 1.1 0.5 0.4 0.3 0.5 Crude / Condensate / Naphtha Refrigerated/Pressurized LPG C5+/Natural Gasoline Fuel Oil Distillate Other

 GROWTH CAPITAL PROJECTS © Copyright 2015 Buckeye Partners, L.P. 13 POTENTIAL FUTURE GROWTH PROJECTS Buckeye Texas Partners Additional truck unloading facilities and storage capacity at Field Services terminals Dock and storage capacity expansion at Texas Hub facility New pipeline connectivity at Field Services terminals Additional splitter capacity Unit train transloading GLOBAL MARINE TERMINALS PROJECTS Texas Partners - Corpus Christi Splitter Expected to be operational Q3 2015 Storage 3.8 million barrels of additional storage expected to be operational through 2015 Perth Amboy Rail Capability Rail services to allow handling of crude oil or condensate; completed in Q3 2014 High-Speed Pipeline 6-mile high-capacity pipeline connection between Perth Amboy and our Linden hub; completed in Q2 2014 Storage 1.1 million barrels of gasoline storage placed in service in conjunction with commissioning of the pipeline DOMESTIC PIPELINES & TERMINALS PROJECTS Open Season for Michigan/Ohio Expansion expanded service to transport refined petroleum products west to east From supply locations in Michigan and Ohio to destination locations in Ohio and Western PA Chicago Complex Hartsdale Crude Oil Tanks and Pipeline 1.1 million barrels of crude oil storage along with pipelines connections; completed in Q3 2014 Hartsdale/Hammond Crude Tank, Pipeline and Rail Capabilities Completed and placed in service late Q4 2013; rail continued to ramp up during 2014 Butane Blending Blending capabilities being added for numerous terminal facilities across our domestic system and our global marine assets Debottlenecking Various initiatives to increase throughput and efficiency across our domestic system POTENTIAL FUTURE GROWTH PROJECTS Domestic Pipelines & Terminals Pipeline extensions Pipeline capacity expansion Crude oil pipeline NGL caverns Butane blending Minor pipeline connections/extensions/modifications

FINANCIAL OVERVIEW

FINANCIAL PERFORMANCE 15 Adjusted EBITDA (in millions)(1)(2) Cash Distributions per Unit – Declared Cash Distribution Coverage Ratio(1)(2)(3) 2013 and 2014 amounts represent Adjusted EBITDA from continuing operations and exclude the Natural Gas Storage business, which was classified as Discontinued Operations during the fourth quarter of 2013 and divested in the fourth quarter of 2014. 2010 to 2012 Adjusted EBITDA amounts include the Natural Gas Storage business, which was previously reported as part of our continuing operations. See Non-GAAP Reconciliations Distributable cash flow divided by cash distributions declared for the respective periods Long-term debt less cash and cash equivalents divided by Adjusted EBITDA (adjusted for pro forma impacts of acquisitions); calculation as per BPL Credit Facility Leverage Ratio(4) © Copyright 2015 Buckeye Partners, L.P. 3.89x 4.55x 4.74x 4.20x 4.06x 2012 2011 2010 2013 2014 1.03x 0.91x 1.04x 0.99x 0.96x 2012 2011 2010 2013 2014 2012 2011 2010 2013 $382.6 $487.9 $559.5 $648.8 $763.6 2012 2011 2010 2013 2014

LONG TERM DEBT PORTFOLIO © Copyright 2015 Buckeye Partners, L.P. 16 Debt Ratings and Metrics Fitch: BBB-/Stable Outlook Moody’s: Baa3/Stable Outlook Standard & Poor’s: BBB-/Negative Outlook Weighted Average Coupon 4.89% Weighted Average Life to Maturity 11.2 years Debt Tranches Debt Maturity Schedule $125 $700 $275 $650 $500 $300 $850 $166 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Thereafter Debt Maturities Credit Facility5.125% Notes due July 1, 2017 $125,000,000 6.050% Notes due January 15, 2018 300,000,000 2.650% Notes due November 15, 2018 400,000,000 5.500% Notes due August 15, 2019 275,000,000 4.875% Notes due February 1, 2021 650,000,000 4.150% Notes due July 1, 2023 500,000,000 4.350% Notes due October 15, 2024 300,000,000 6.750% Notes due August 15, 2033 150,000,000 5.850% Notes due November 15, 2043 400,000,000 5.600% Notes due October 15, 2044 . 300,000,000 Credit Facility due September 30, 2019 . 166,000,000 Total debt $3,566,000,000

INVESTMENT SUMMARY Proven 28-year track record as a publicly traded partnership through varying economic and commodity price cycles Stable fee-based cash flows derived from throughput volumes, tariffs and terminalling and storage fees Cash flows are primarily fee-based; limiting impact of lower crude oil prices Management continues to drive operational excellence through our best practices initiative Both geographic and product diversity achieved through recent acquisitions and growth capital projects Joint venture with Trafigura in South Texas Hess terminal acquisition Perth Amboy terminal acquisition BORCO Chicago Complex Buckeye is well-positioned to deliver long-term value to unitholders © Copyright 2015 Buckeye Partners, L.P. 17 Storage tank BORCO tank farm

N NON-GAAP RECONCILIATIONS

NON-GAAP FINANCIAL MEASURES © Copyright 2015 Buckeye Partners, L.P. 19 Adjusted EBITDA and distributable cash flow are measures not defined by GAAP. Adjusted EBITDA is the primary measure used by our senior management, including our Chief Executive Officer, to (i) evaluate our consolidated operating performance and the operating performance of our business segments, (ii) allocate resources and capital to business segments, (iii) evaluate the viability of proposed projects, and (iv) determine overall rates of return on alternative investment opportunities. Distributable cash flow is another measure used by our senior management to provide a clearer picture of Buckeye’s cash available for distribution to its unitholders. Adjusted EBITDA and distributable cash flow eliminate (i) non-cash expenses, including, but not limited to, depreciation and amortization expense resulting from the significant capital investments we make in our businesses and from intangible assets recognized in business combinations, (ii) charges for obligations expected to be settled with the issuance of equity instruments, and (iii) items that are not indicative of our core operating performance results and business outlook. Buckeye believes that investors benefit from having access to the same financial measures used by senior management and that these measures are useful to investors because they aid in comparing Buckeye’s operating performance with that of other companies with similar operations. The Adjusted EBITDA and distributable cash flow data presented by Buckeye may not be comparable to similarly titled measures at other companies because these items may be defined differently by other companies. Please see the attached reconciliations of each of Adjusted EBITDA and distributable cash flow to income from continuing operations. This presentation references forward-looking estimates of Adjusted EBITDA investment multiples projected, as well as the accretion to distributable cash flow per unit, to be generated by the investment in Buckeye Texas Partners. A reconciliation of estimated Adjusted EBITDA or distributable cash flow to GAAP net income is not provided because GAAP net income generated by the investment for the applicable periods is not accessible. Buckeye has not yet completed the necessary valuation of the various assets to be acquired, a determination of the useful lives of these assets for accounting purposes, or an allocation of the purchase price among the various types of assets. In addition, interest and debt expense is a corporate-level expense that is not allocated among Buckeye’s segments and could not be allocated to the operations of the partnership with Trafigura without unreasonable effort. Accordingly, the amount of depreciation and amortization and interest and debt expense that will be included in the additional net income generated as a result of the acquisition of the 80 percent interest in the partnership with Trafigura is not accessible or estimable at this time. The amount of such additional resulting depreciation and amortization and applicable interest and debt expense could be significant, such that the amount of additional net income would vary substantially from the amount of projected Adjusted EBITDA and distributable cash flow.

NON-GAAP RECONCILIATIONS In millions, except coverage ratio © Copyright 2015 Buckeye Partners, L.P. 20 2013 and 2014 amounts exclude the Natural Gas Storage business, which was classified as Discontinued Operations during the fourth quarter of 2013 and divested in the fourth quarter of 2014. 2010 to 2012 Adjusted EBITDA amounts include the Natural Gas Storage business, which was previously reported as part of our continuing operations. Adjusted Segment EBITDA reflects adjustments to prior period information to conform to the current business segments as a result of changes to our operating structure in December 2013. On November 19, 2010, Buckeye merged with Buckeye GP Holdings L.P. Represents cash distributions declared for limited partner units (LP units) outstanding as of each respective period. 2010 2011 2012 2013 2014 Adjusted EBITDA from continuing operations (1)(2) : Pipelines & Terminals $346.4 $361.0 $409.5 $471.1 $511.4 Global Marine Terminals (4.7) 113.0 128.6 149.7 239.6 Merchant Services 5.9 1.8 1.1 12.6 (8.1) Development and Logistics 5.2 7.9 13.2 15.4 20.7 Natural Gas Storage 29.8 4.2 7.1 - - Adjusted EBITDA from continuing operations $382.6 $487.9 $559.5 $648.8 $763.6 Reconciliation of Income from continuing operations to Adjusted EBITDA and Distributable Cash Flow (1) : Income from continuing operations $201.0 $114.7 $230.5 $351.6 $334.5 Less: Net income attributable to non-controlling interests (157.9) (6.2) (4.1) (4.2) (1.9) Income from continuing operations attributable to Buckeye Partners, L.P. 43.1 108.5 226.4 347.4 332.6 Add: Interest and debt expense 89.2 119.6 115.0 130.9 171.2 Net income attributable to noncontrolling interests affected by merger (3) 157.5 - - - - Income tax expense (benefit) (1.0) (0.2) (0.7) 1.1 0.5 Depreciation and amortization 59.6 119.5 146.4 147.6 196.4 Deferred lease expense (1) 4.2 4.1 3.9 - - Non-cash unit-based compensation expense 8.9 9.1 19.5 21.0 21.0 Asset impairment expense - - 60.0 - - Equity plan modification expense 21.1 - - - - Goodwill impairment expense - 169.6 - - - Acquisition and transition expense - - - 11.8 13.0 Litigation contignecy reserve - - - - 40.0 Less: Amortization of unfavorable storage contracts - (7.6) (11.0) (11.0) (11.1) Gain on sale of equity investment - (34.7) - - - Adjusted EBITDA from continuing operations $382.6 $487.9 $559.5 $648.8 $763.6 Less: Interest and debt expense, excluding amortization of deferred financing costs, debt discounts and other (84.8) (111.9) (111.5) (122.4) (156.7) Income tax expense, excluding non-cash taxes - - (1.1) (0.7) (0.7) Maintenance capital expenditures (31.2) (57.5) (54.4) (71.5) (79.4) Distributable cash flow from continuing operations $266.6 $318.5 $392.5 $454.2 $526.8 Distributions for coverage ratio (4) $259.3 $351.2 $376.2 $456.5 $549.5 Coverage Ratio 1.03x 0.91x 1.04x 0.99x 0.96x